UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2011

ACXIOM CORPORATION (Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)
0-13163	71-0581897
(Commission File Number)	(IRS Employer Identification No.)

601 E. Third St., Little Rock, Arkansas	72201
(Address of Principal Executive Offices)	(Zip Code)

501-342-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On July 27, 2011, Acxiom Corporation (the “Company”) issued a press release announcing the results of its financial performance for the first quarter of fiscal year 2012.  The Company will hold a conference call at 9:00 a.m. CDT today to discuss this information further.  Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.acxiom.com.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The Company’s press release and other communications from time to time include certain non-GAAP financial measures.  A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.

The attached press release includes a non-GAAP measure of free cash flow available to equity.  Free cash flow available to equity is defined as operating cash flow less cash used by investing activities (excluding the impact of cash paid in acquisitions), less required payments of debt.  The Company’s management believes that this measure of free cash flow available to equity is superior to the previously reported free cash flow, since it represents the amount of money available for the Company’s discretionary spending after funding all required obligations including scheduled debt payments, and it therefore provides a useful measure of liquidity for assessing the amount of cash available for general corporate and strategic purposes.  Free cash flow available to equity is reconciled to operating cash flow, the nearest comparable GAAP measure, in a schedule to the press release.

The non-GAAP financial measure used by the Company may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of liquidity prepared in accordance with GAAP.

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2011, the Board of Directors of the Company (the “Board”) appointed Scott E. Howe the Chief Executive Officer and President of the Company, effective as of July 26, 2011, pursuant to an Employment Agreement entered into between the Company and Mr. Howe dated July 26, 2011 (the “Employment Agreement”).  The Board also agreed to appoint Mr. Howe as a director of the Company no later than the date of the Company’s 2011 annual meeting of shareholders.  Mr. Howe, age 43, previously served as Corporate Vice President of Microsoft Corporation’s Advertising Business Groups, which provide publishing and advertising solutions, from 2007 until 2010.  From 1999 until 2007, Mr. Howe was employed by aQuantive Inc., a digital marketing service and technology company, most recently serving as the President of aQuantive’s DRIVE Performance Solutions, Media Brokers & Atlas International companies from 2006 until 2007.  The Company issued a press release on July 27, 2011 announcing Mr. Howe’s appointment.  The press release is furnished herewith as Exhibit 99.2 and incorporated by reference herein.

The Employment Agreement has an initial term ending July 25, 2014, and will thereafter automatically renew for successive one-year terms unless the Company or Mr. Howe elect not to extend the term upon 180 days’ notice to the other party.  Under the Employment Agreement, Mr. Howe will receive an initial base salary of $600,000 per year.  During each fiscal year, Mr. Howe will be eligible to receive a target cash bonus in an amount equal to 100% of his base salary and a maximum cash bonus of up to 200% of his base salary during each fiscal year, with the amount of the current year’s cash bonus opportunity prorated for the portion of the Company’s fiscal year commencing July 26, 2011.  Bonus payments will be determined pursuant to pre-determined performance targets to be established by the independent members of the Board or the Compensation Committee of the Board.  The Employment Agreement also provides that Mr. Howe will establish a residence in the Company’s headquarters area within twelve months of joining the Company; until such residence is established, Mr. Howe will be paid a temporary relocation allowance of $5,000 per month and will be reimbursed for reasonable relocation and transaction costs associated with the relocation.

The Employment Agreement provides that within three business days of Mr. Howe’s start date he will be granted nonqualified stock options in respect of 344,925 shares of the Company’s common stock, restricted stock units (“RSUs”) in respect of 115,000 shares of the Company’s common stock and performance units in respect of 204,418 shares of the Company’s common stock.  The stock options will have a per share exercise price equal to the fair market value of the Company’s common stock on the date of the grant, have a ten-year term and will vest ratably over four years, 25% per year, beginning on the first anniversary of such grant.  The restrictions on the RSUs granted to Mr. Howe will lapse ratably over four years, 25% per year, beginning on the first anniversary of such grant.  The performance units will cliff vest subject to the terms and conditions of such awards upon the satisfaction of performance criteria based on performance periods ending on March 31, 2014.  A portion of the stock options, RSUs and performance units will be granted pursuant to the 2005 Equity Compensation Plan of Acxiom Corporation (the “2005 Plan”) and the remaining stock options, RSUs and performance units will be granted pursuant to the 2011 Nonqualified Equity Plan of Acxiom Corporation adopted by the Company’s Board in connection with Mr. Howe’s hiring (the “Inducement Plan”).  The foregoing description of the equity incentive awards to be granted to Mr. Howe is qualified in its entirety by reference to (i) the 2005 Plan, which is incorporated by reference to Appendix A of the Company’s Proxy Statement filed on June 19, 2008, and (ii) the Inducement Plan and the forms of stock option, RSU and performance unit agreements thereunder to be entered into between the Company and Mr. Howe, which are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated by reference herein.

Under the Employment Agreement, if Mr. Howe’s employment is terminated by the Company without cause (as defined in the Employment Agreement) or if Mr. Howe resigns for good reason (as defined in the Employment Agreement), subject to the Company receiving a general release of claims from him, he will be entitled to receive (i) all base salary and benefits payable to him through the date of termination, (ii) the amount of any cash bonus related to any fiscal year ending before the date of termination that would have been paid had his employment not terminated, (iii) an amount equal to 200% of his then-current base salary, and (iv) any other unpaid benefits to which he is entitled under any plan, policy or program of the Company applicable to him as of the date of termination.  Additionally, under such circumstances Mr. Howe will be entitled to receive with respect to performance units (as defined in the Employment Agreements): (i) the number of performance units, if any, that were earned during a completed performance period but remain unvested, as reduced to reflect the proportion of the total vesting period that had not elapsed as of his termination date, and (ii) the number of performance units, if any, for incomplete performance periods as to which at least one year of the performance period has been completed, based on the Company’s actual performance as determined following the completion of the applicable performance periods in accordance with the applicable grant documents governing the performance units, as reduced to reflect the proportion of the total vesting period that has not elapsed as of his termination date.

If Mr. Howe’s employment is terminated by the Company without cause within 24 months following a Change in Control (as defined in the Employment Agreements), or if Mr. Howe terminates his employment for good reason within 24 months following a Change in Control, subject to the Company receiving a general release of claims from him, he will be entitled to receive (i) all base salary and benefits payable to him through the date of termination, (ii) the amount of any cash bonus related to any fiscal year ending before the date of termination that would have been paid had his employment not terminated, (iii) an amount equal to 300% of his then-current base salary, and (iv) any other unpaid benefits to which he is entitled under any plan, policy or program of the Company applicable to him as of the date of termination.  The Employment Agreement also provides that under such circumstances, all equity awards (other than performance units) which are then outstanding, to the extent not then vested, will vest.  In addition, in the event of a Change in Control, whether or not accompanied by a termination of his employment, Mr. Howe will be entitled to receive (i) the number of performance units, if any, for incomplete performance periods as to which at least one year of the performance period has been completed, based on the Company’s performance as of the date of such change in control, as if the applicable performance periods had been completed, and determined in accordance with the applicable grant documents governing the performance units, as reduced to reflect the proportion of the total vesting period that had not elapsed, (ii) the number of performance units, if any, that were earned during a completed performance period but remain unvested, as reduced to reflect the portion of the total vesting period that has not elapsed and (iii) solely with respect to the performance unit award in respect of 129,154 shares of the Company’s common stock granted pursuant to the Employment Agreement as an inducement to enter into employment with the Company, the number of performance units, if any, that were earned during a completed performance period but remain unvested or, for incomplete performance periods, based on the Company’s performance as of the date of such change in control, as if the applicable performance periods had been completed, and determined in accordance with the applicable grant documents governing the performance units.  In addition, if Mr. Howe is terminated without cause or resigns for good reason following the public announcement of a Board-approved agreement to effect a Change in Control involving the acquisition of the Company or substantially all of its assets, then in addition to the amounts described above for a termination without cause or for good reason outside of a Change in Control, in the event such publicly announced Change in Control is consummated (or a superior Change in Control is consummated), then Mr. Howe shall also be entitled to receive a cash payment equal to the additional amounts he would have received had such termination occurred after such Change in Control (including  with respect to the value of any unvested equity awards that would have vested, calculated based on the value of the Company’s common stock implied by the Change in Control).

If Mr. Howe’s employment is terminated for death or disability, he will be entitled to receive (i) all base salary and benefits to be paid or provided to him through the date of termination, (ii) any other unpaid benefits (including death and disability benefits) to which he is otherwise entitled under any plan, policy or program of the Company applicable to him as of the date of termination, (iii) the amount of any cash bonus related to any fiscal year ending before the date of termination that would have been paid had his employment not terminated, and (iv) the amount of any target cash bonus to which he would otherwise have been entitled for the fiscal year in which the date of termination occurs, pro-rated based on the applicable portion of the fiscal year he worked for the Company before the date of termination.

If Mr. Howe resigns without good reason or he terminates following a failure to renew his Employment Agreement, he will be entitled to payment of his base salary and benefits through the date of termination, any other unpaid benefits to which he is otherwise entitled under any plan, policy or program of the Company applicable to him as of the date of termination and the amount of any cash bonus related to any fiscal year ending before the date of termination that would have been paid had his employment not terminated.  Finally, if Mr. Howe’s employment is terminated by the Company for cause, he will be entitled to payment of his base salary and benefits through the date of termination and any other unpaid benefits to which he is otherwise entitled under any plan, policy or program of the Company applicable to him as of the date of termination.

The Employment Agreement contains certain restrictions on competition with the Company and on solicitation of the Company’s customers, vendors, suppliers and employees during employment and for a period of one year following termination.  The foregoing description of the Employment Agreement is qualified in its entirety by reference to the Employment Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

In connection with the Company’s appointment of Mr. Howe as its new Chief Executive Officer and President, effective July 26, 2011, Jerry D. Gramaglia resigned from his positions as the Company’s Interim Chief Executive Officer and President.  Mr. Gramaglia will continue to serve as a director of the Company.

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description

10.1	Employment Agreement between the Company and Scott E. Howe dated July 26, 2011.
10.2	2011 Nonqualified Equity Compensation Plan of Acxiom Corporation.
10.3	Form of Performance Unit Award Agreement under the 2011 Nonqualified Equity Compensation Plan of Acxiom Corporation.
10.4	Form of Stock Option Grant Agreement under the 2011 Nonqualified Equity Compensation Plan of Acxiom Corporation.
10.5	Form of Restricted Stock Unit Award Agreement under the 2011 Nonqualified Equity Compensation Plan of Acxiom Corporation.
99.1	Press Release of the Company dated July 27, 2011 regarding first quarter earnings.
99.2	Press Release of the Company dated July 27, 2011 regarding Scott E. Howe.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 27, 2011

ACXIOM CORPORATION

By:           /s/ Jerry C. Jones
Name:           Jerry C. Jones
Title:           Chief Legal Officer & Sr. Vice President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement between the Company and Scott E. Howe dated July 26, 2011.
10.2	2011 Nonqualified Equity Compensation Plan of Acxiom Corporation.
10.3	Form of Performance Unit Award Agreement under the 2011 Nonqualified Equity Compensation Plan of Acxiom Corporation.
10.4	Form of Stock Option Grant Agreement under the 2011 Nonqualified Equity Compensation Plan of Acxiom Corporation.
10.5	Form of Restricted Stock Unit Award Agreement under the 2011 Nonqualified Equity Compensation Plan of Acxiom Corporation.
99.1	Press Release of the Company dated July 27, 2011 regarding first quarter earnings.
99.2	Press Release of the Company dated July 27, 2011 regarding Scott E. Howe.